UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 23, 2023

PEAPACK-GLADSTONE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 234-0700

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PGC	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles or Incorporation or Bylaws; Change in Fiscal Year

On March 23, 2023, the Board of Directors of Peapack-Gladstone Financial Corporation (the “Company”) amended the Company’s bylaws as follows (amendatory language is double underlined and deleted language is ~~stricken~~), and restated the bylaws to incorporate such amendments:

Article I, Section 2 of the bylaws are amended to revise the notice provision for special meetings to require the inclusion of the date on a notice to shareholders.

Article I, Section 6 of the bylaws are amended as follows:

The inspectors shall receive and tabulate all votes or consents, ~~except voice votes,~~ determine the results of all such votes, including the election of directors, and take such actions as are proper to conduct the election or vote, including hearing and determining all challenges and questions arising in connection with the right to vote.  After any meeting, the inspectors shall file with the secretary of the meeting a certificate ~~under their hands~~, certifying the result of any vote or election, and in the case of an election, the names of the directors elected.

Article II, Section 5 of the bylaws are amended to revise the notice provision for special meetings of the board to require the inclusion of the date on such notice.

Article II, Section 8 of the bylaws are amended as follows:

Any vacancy in the Board, including a vacancy caused by an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board.  A director so elected by the Board shall hold office until the next succeeding annual meeting of shareholders and until his or her successor shall have been elected or qualified.

Article VI, Section 7 is a new section added to the bylaws related to the interpretation of terms and genders in the bylaws.

Additionally, there are other minor edits to the bylaws that are not substantive.  A copy of the amended and restated bylaws is attached hereto as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.2	Amended and Restated Bylaws of Peapack-Gladstone Financial Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

By:	/s/ Douglas L. Kennedy
Dated: March 23, 2023	Douglas L. Kennedy President and Chief Executive Officer